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                                                                    Exhibit 10.4

                             SUBSCRIPTION AGREEMENT

TO THE BOARD OF DIRECTORS OF

OnSite Access, Inc.

                  RSI-OnSite Holdings LLC, a Delaware limited liability company ("Reckson"), Veritech Ventures LLC, a New York limited liability company ("Veritech") and Arthur Simon ("Simon", and together with Reckson and Veritech, collectively, the "Subscribers") hereby subscribe, effective upon the consummation of the merger of OnSite Ventures, L.L.C., a Delaware limited liability company, with and into OnSite Access, Inc., a Delaware corporation (the "Corporation"), pursuant to that certain Agreement and Plan of Merger between OnSite Ventures, L.L.C. and the Corporation, for 323,128 shares, 107,710 shares and 80,782 shares, respectively, of Common Stock, par value $.001 per share, of the Corporation, in each case at a total purchase price of $.45 per share. Upon receipt of such purchase price, the Corporation shall issue to the Subscribers a stock certificate or certificates representing such 323,128 shares, 107,710 shares and 80,782 shares, respectively, fully paid and non-assessable shares of Common Stock.

                  Each of the Subscribers hereby (i) represents and warrants that it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, (ii) acknowledges that the shares subscribed for hereby may be subject to restrictions on transfer under state or federal securities laws or other federal or state regulatory laws, and that such shares shall bear a legend containing the following words:






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                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR
                  INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT."

and (iii) agrees that it will transfer such shares only in compliance with such restrictions and laws, and that the Corporation will not be required to transfer on its books any such shares until it receives a certificate from such transferring shareholder as to compliance with such terms.

Dated:  April 16, 1999

                             RSI- ONSITE HOLDINGS LLC

                                 By: Reckson Service Industries, Inc., its Sole Member

                                 By: /s/ Scott H. Rechler
                                     __________________________________
                                     Name: Scott H. Rechler
                                     Title: President

                             VERITECH VENTURES LLC

                                 By: JAH Realties, L.P.
                                 By: JLH Realty Management Services, Inc.,
                                     its General Partner

                                 By: /s/ Jon Halpern
                                     __________________________________
                                     Name: Jon Halpern
                                     Title: President

                             ARTHUR SIMON

                             By:  /s/ Arthur Simon
                                  ______________________________________


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